UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

November 13, 2014

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 West Jackson Boulevard

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)Not applicable

(b)Not applicable

(c)Not applicable

(d)Not applicable

(e)On November 13, 2014 in connection with the consummation of the spin-off of Enova International, Inc. (the “Company”) from Cash America International, Inc., the Company entered into an Executive Change-in-Control Severance and Restrictive Covenant Agreement (each a “CIC Agreement” and collectively the “CIC Agreements”) with certain executive officers of the Company including David A. Fisher, the Company’s President and Chief Executive Officer, Robert S. Clifton, the Company’s Vice President - Chief Financial Officer and Treasurer, Alex T. King, the Company’s Senior Vice President - Operations, and Daniel Shteyn, the Company’s Vice President - Operations.

The term (the “Term”) of each CIC Agreement shall continue in effect through November 13, 2016, with an automatic one year extension at the end of the Term unless the Company or the relevant executive officer provides notice not to extend the Term on or before May 13, 2016.  In addition, the Term will automatically be extended for two years following a Change in Control (as defined in the CIC Agreements).

The CIC Agreements provide the relevant executive officers with severance payments and certain benefits in the event of his termination by the Company without Cause (as defined in the CIC Agreements) or by the relevant executive officers for Good Reason (as defined in the CIC Agreements) during the twelve months following a Change in Control (as defined in the CIC Agreements).  Such payments and benefits include the following: (i) a lump sum payment equal to the executive officer’s unpaid base salary, accrued vacation pay and unreimbursed business expenses, as well as all certain other items earned by and owed to such executive officer through the termination date; (ii) a lump sum payment equal to the pro rata portion of the executive officer’s annual target bonus amount for the year in which the termination occurs; (iii) a lump sum payment equal to (A) for Mr. Fisher, two times the higher of (1) his base salary in effect at the termination date and (2) his base salary in effect on the date of the Change of Control and (B) for all other executive officers, one times the higher of (1) his base salary in effect at the termination date and (2) his base salary in effect on the date of the Change of Control; (iv) a lump sum amount equal to (A) for Mr. Fisher, two times the higher of (1) his annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to Mr. Fisher for the year preceding the year in which the termination occurs and (B) for all other executive officers, one times the higher of (1) his annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to such executive officer for the year preceding the year in which the termination occurs; (v) the immediate vesting of any outstanding cash-based long term incentive awards held by the executive officer, including a lump sum payment for any vested awards (the value of which to be determined after the termination date in accordance with the CIC Agreements); (vi) the immediate vesting and lapse of all restrictions on any outstanding stock-based awards held by the executive officer to the extent not already provided for in the related grant agreement(s); (vii) equivalent payment for continued medical coverage under the Company’s group health plan and/or under the Company’s supplemental executive medical expense reimbursement plan for the executive and the executive’s dependents for a period of twenty-four months (for Mr. Fisher) or twelve months (for all other executive officers) following the termination date in accordance with the terms of the relevant CIC Agreement; and (ix) up to $50,000 (for Mr. Fisher) or $25,000 (for all other executive officers) for reimbursement of amounts paid by the executive officer for reasonable outplacement services from an executive search firm to the extent such expenses are incurred as a direct result of the separation from service and within twenty-four months (for Mr. Fisher) or twelve months (for all other executive officers) after the termination date.

Additionally, the CIC Agreements contain certain restrictive covenants to which the executive officers are subject.  These include confidentiality, non-disclosure, non-solicitation and non-competition provisions.  The term of the non-competition provision applies during the term of the executive officer’s employment through the twenty-four month (for Mr. Fisher) or twelve month (for all other executive officers) period following his termination (the “Subject Period”).  Such provision restricts the executive officer from competing with the Company or any of its subsidiaries or affiliates (including former subsidiaries or affiliates, collectively, the “Enterprise”), by providing employment (other than to the Enterprise), management or consulting services, similar to those provided by the executive officer to the Enterprise with respect to any products or services similar to those offered or under development by the Company or any of its affiliates or subsidiaries anywhere within the Territory (as defined in the CIC Agreements) during the Subject Period.

The summary of the CIC Agreements is qualified in its entirety by reference to the full text of the Form of the CIC Agreement for all executive officers other than Mr. Fisher, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and to the CIC Agreement for Mr. Fisher, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.  Both Exhibits 10.1 and 10.2 are incorporated herein by reference.

(f)Not applicable

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

Exhibit No.	Description
10.1	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement for all Executive Officers other than the President and Chief Executive Officer
10.2	Executive Change-In Control Severance and Restrictive Covenant Agreement, dated as of November 13, 2014, by and between Enova International, Inc. and David A. Fisher

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: November 19, 2014	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement for all Executive Officers other than the President and Chief Executive Officer
10.2	Executive Change-In Control Severance and Restrictive Covenant Agreement, dated as of November 13, 2014, by and between Enova International, Inc. and David A. Fisher